Exhibit 99.1

Thoma Bravo and Sunstone Partners Complete Acquisition of UserTesting

SAN FRANCISCO – January 12, 2023 – UserTesting, Inc., a leader in video-based human insight, today announced the completion of its acquisition by Thoma Bravo, a leading software investment firm, and Sunstone Partners, in an all-cash transaction valued at approximately $1.3 billion. The agreement to be acquired was previously announced on October 27, 2022 and approved by UserTesting stockholders at the Special Meeting of Stockholders held on January 10, 2023.

With the completion of the transaction, UserTesting stockholders are entitled to receive $7.50 per share in cash for each share of UserTesting common stock they owned. UserTesting’s common stock has ceased trading and will be delisted from the New York Stock Exchange.

As previously announced, UserTesting will be combining with UserZoom, which Thoma Bravo acquired majority control of in April 2022. UserTesting’s CEO, Andy MacMillan, will lead the combined company.

Advisors

Morgan Stanley & Co. LLC served as exclusive financial advisor and Fenwick & West LLP served as legal counsel to UserTesting. Kirkland & Ellis LLP served as legal counsel to Thoma Bravo and Goodwin Procter LLP served as legal counsel to Sunstone Partners. Jefferies LLC served as financial advisor to Thoma Bravo and Sunstone.

About UserTesting

UserTesting has fundamentally changed the way organizations get insights from customers with fast, opt-in feedback and experience capture technology. The UserTesting® Human Insight Platform taps into our global network of real people and generates video-based recorded experiences, so anyone in an organization can directly ask questions, hear what users say, see what they mean, and understand what it’s actually like to be a customer. Unlike approaches that track user behavior then try to infer what that behavior means, UserTesting reduces guesswork and brings customer experience data to life with human insight. UserTesting has more than 2,500 customers, including more than half of the world’s top 100 most valuable brands according to Forbes. UserTesting is headquartered in San Francisco, California. To learn more, visit www.usertesting.com.

About Thoma Bravo

Thoma Bravo is one of the largest software investors in the world, with more than $120 billion in assets under management as of September 30, 2022. Through its private equity, growth equity and credit strategies, the firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging Thoma Bravo’s deep sector expertise and strategic and operational capabilities, the firm collaborates with its portfolio companies to implement operating best practices and drive growth initiatives. Over the past 20 years, the firm has acquired or invested in more than 420 companies representing over $235 billion in enterprise value.1 The firm has offices in Chicago, London, Miami and San Francisco. For more information, visit Thoma Bravo’s website at thomabravo.com and Twitter @ThomaBravo.

1 Includes control and non-control investments.

About Sunstone Partners

Sunstone Partners is a growth-oriented private equity firm that makes majority and minority investments in technology-enabled services and software businesses. Sunstone Partners first invested in UserZoom in 2016 and remains a significant minority owner. Founded in 2015, the firm has over $1.7 billion committed to its three funds. Sunstone Partners has been recognized as one of Inc. magazine’s “Founder-Friendly Investors” in 2020, 2021, and 2022. For more information, visit www.sunstonepartners.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on UserTesting’s current expectations, estimates and projections about the potential benefits of the transaction, its business and industry, management’s beliefs and certain assumptions made by UserTesting, Thoma Bravo and Sunstone Partners, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond UserTesting’s control, and are not guarantees of future results, such as statements about the anticipated benefits of the transaction. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the effects of geopolitical, economic and market conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, higher interest rates, currency fluctuations, the impact of the COVID-19 pandemic, challenges in the supply chain and any disruptions in European economies as a result of the conflict in Ukraine on UserTesting’s business; (ii) UserTesting’s ability to implement its business strategy; (iii) potential litigation relating to the transaction; (iv) the risk that disruptions from the transaction will harm UserTesting’s business, including current plans and operations; (v) attraction and retention of qualified employees; (vi) potential adverse reactions or changes to business relationships resulting from the transaction; (vii) UserTesting’s ability to stay in compliance with laws and regulations that currently apply or become applicable to UserTesting’s business both in the United States and internationally; and (viii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as UserTesting’s response to any of the aforementioned factors. These risks, as well as other risks associated with the transaction, are more fully discussed in the definitive proxy statement filed with the Securities and Exchange Commission in connection with the transaction. While the list of factors presented here is, and the list of factors presented in the definitive proxy statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on UserTesting’s financial condition, results of operations or liquidity. UserTesting does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

For UserTesting

Investor Relations Contact:

UserTesting, Inc.

ir@usertesting.com

Media Contact:

UserTesting, Inc.

press@usertesting.com

Or

FGS Global

John Christiansen / Danya Al-Qattan

john.christiansen@fgsglobal.com / danya.al-qattan@fgsglobal.com

For Thoma Bravo

Thoma Bravo Communications

Megan Frank

(212) 731-4778

mfrank@thomabravo.com

Or

FGS Global

Liz Micci / Nicky Bryan

liz.micci@fgsglobal.com / nicky.bryan@fgsglobal.com

(347) 675-2883 / (646) 436-6126